UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 26, 2008
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BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

One Penn Plaza
New York, New York
(Address of Principal Executive Offices)

10119
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

Fully Disclosed Clearing Agreement

On February 26, 2008, our wholly-owned broker-dealer subsidiary, Broadpoint Capital, Inc. (“Broadpoint Capital”) entered into a Fully Disclosed Clearing Agreement (the “Pershing Clearing Agreement”) with Pershing LLC (“Pershing”) whereby Pershing agreed to provide certain execution and clearing services to Broadpoint Capital and its customers. The initial term of the Pershing Clearing Agreement commences on the later of its approval by the Financial Industry Regulatory Authority (“FINRA”) and the closing of the transactions described in Item 8.01 below. The Pershing Clearing Agreement may be terminated by either party without cause upon ninety days prior notice. The Pershing Clearing Agreement is filed as Exhibit 10.1 hereto.

Voting Agreement

On February 29, 2008, Broadpoint Securities Group, Inc. (the “Company”) and MatlinPatterson FA Acquisition LLC (“MatlinPatterson”) entered into a Voting Agreement (the “Voting Agreement”) whereby MatlinPatterson agreed to vote its shares in the Company in favor of an increase in the number of authorized shares under the Company’s 2007 Incentive Compensation Plan (the “Plan”) to be submitted to shareholders at the Company’s 2008 Annual Meeting. The Voting Agreement was entered into in connection with the transaction described in Item 8.01 below for the purpose of allowing certain new employees to be awarded restricted stock units and/or shares of restricted stock under the Plan. The Voting Agreement is filed as Exhibit 10.2 hereto.

Item 8.01.                                Other Events.

On March 3, 2008, the Company announced that it has completed the hiring of 47 employees of the New Jersey based Fixed Income division of BNY Capital Markets, Inc. and the acquisition of certain related assets.

See the press release dated March 3, 2008, which is attached as Exhibit 99.1 hereto, for additional information.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

10.1	- Fully Disclosed Clearing Agreement entered into by Broadpoint Capital, Inc. and Pershing LLC.

10.2	- Voting Agreement dated February 29., 2008 entered into by Broadpoint Securities Group, Inc. and MatlinPatterson FA Acquisition LLC.

99.1	- Press release dated March 3, 2008 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT SECURITIES GROUP, INC.

By:	/s/ C. Brian Coad
C. Brian Coad
Chief Financial Officer

Dated: March 3, 2008